Putnam
Europe
Growth
Fund*

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-02

*Effective April 30, 2003, your fund's name will change to Putnam Europe
 Equity Fund.

[GRAPHIC OMITTED: CURRENCY]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

European equity markets experienced the same penchant for volatility and resistance to recovery that has characterized most of the world's stock markets over the past three years. The effects of this challenging and frustrating environment are reflected in the results of Putnam Europe Growth Fund for the six months ended December 31, 2002.

The fund's performance during the semiannual period was disappointing, on both an absolute and a relative basis. The fund underperformed its benchmark but came in slightly above the average of its Lipper category. You will find the details on page 6. In the following report, your fund's management team provides a thorough discussion of the reasons behind these results and offers its outlook for the fiscal year's second half.

In difficult environments such as these, it is especially important to look at an investment's long-term results when gauging its prospects going forward. While no one can say for certain what the future holds, we believe that, given the length of the current malaise, history is on the side of a turn for the better in the global marketplace in the months ahead.

Meanwhile, as the markets pass through this difficult period, we would like you to know how much we appreciate your continued confidence in Putnam. Those who ride out the current turbulence should be rewarded for their patience over the long term.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Core Team

Putnam Europe Growth Fund declined in value during the semiannual period that ended December 31, 2002, the first half of its 2003 fiscal year. The fund's return at net asset value was less than that of its benchmark, the Morgan Stanley Capital International Europe Index, but was slightly above the average return for its peer group, the Lipper European Region Fund category. Please see page 6 for details.

The fund's disappointing results during the period reflected a significant downturn in European stock markets, which occurred primarily during July and September. We attribute the underperformance relative to the benchmark to the fund's ownership of several stocks that were down by more than the market average during the summer. Another contributing factor was the fund's relatively modest exposure to sectors that helped lead a partial recovery in European markets during the last months of the year.

Total return for 6 months ended 12/31/02

      Class A         Class B           Class C           Class M
    NAV    POP      NAV    CDSC       NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
  -15.51% -20.39%  -15.92% -20.10%  -15.84%  -16.68%  -15.81%  -18.77%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND MANEUVERED THROUGH TURBULENT CONDITIONS

With the unusual level of market uncertainty and volatility during the period, our emphasis was to identify stocks of companies we considered likely to generate strong cash flow, as well as managing the fund's sector and market weightings to reduce risk. These tactics were appropriate for the conditions while they also suited our general strategy, which is to invest in companies that we believe have attractive growth potential and whose stocks are priced, in our view, below their true worth. Our decisions to emphasize basic materials, media, and telecommunications stocks proved the most successful for the fund.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                  12.6%

Oil and gas              11.2%

Telecommunications       10.2%

Pharmaceuticals          10.2%

Food                      5.2%

Footnote reads:
*Based on net assets as of 12/31/02. Holdings will vary over time.

"The portfolio has a mix of cyclical and more defensive stocks. Cyclical and financial companies in Europe's smaller markets will benefit from interest- rate cuts by the European Central Bank, while large, global companies with competitive brand-name products should generate free cash flow and dividends despite the weaker economy."

-- Nicholas Melhuish, Portfolio Member


Three of the portfolio's largest holdings were in different industries of the telecommunications sector and contributed solid performance during the European market recovery in the last three months of 2002. Vodafone Group, based in the United Kingdom, is Europe's dominant wireless telephone service provider. Nokia of Finland is the world's largest producer of wireless telephones. Telefonica is Spain's national telephone service provider. These holdings exemplify our stock selection process of identifying stocks priced below our assessment of their worth. The entire sector had been out of favor because of high debt levels since 2000. While these companies' debts are still substantial, the market has gained confidence in their ability to service these debts. The sector in general experienced a rebound in October and November.

Our positioning in the financial sector was more problematic. We maintained underweight positions in banks of the United Kingdom because we believed the pace of mortgage lending and consumer spending would slow. The fund missed out on the relatively strong performance of U.K. banks early in the period but benefited in the latter months of the year. We also favored insurance companies that were benefiting from rising premiums, but because of their stock holdings in other companies, these insurance companies fell disproportionately during the market drops of July and September. To avoid this risk in the future, given ongoing market uncertainties, we have reduced the fund's positions in several insurance companies.

* EUROPEAN MARKETS VARY IN PERFORMANCE POTENTIAL

While the European Union and currency unification are creating a more integrated Europe, national markets still differ in attractiveness, and these factors influence our decisions. We have been reducing our holdings in the United Kingdom. Although the British economy has been strong, we think that it is unbalanced and could encounter a setback. Consumer spending and home buying have reached a feverish pace. Although the Bank of England cut interest rates in February, after the end of the fund's reporting period, taxes are scheduled to rise in 2003 and we believe the U.K. economy is still vulnerable to a downturn. We have lightened the fund's exposure to U.K. banks and retail stocks in particular. The fund's largest U.K. holdings are Vodafone Group, AstraZeneca, a pharmaceutical company with many new drug products, and HSBC, a global financial services company.

Fund Profile

Putnam Europe Growth Fund seeks capital appreciation by investing primarily in common stocks of companies located in European markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe to be their true worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.

With regard to other countries, we have large holdings in France primarily because of the fundamental qualities of the global companies there, but secondarily because of France's relatively favorable economic conditions and government policies. French holdings include TotalFinaElf, a large oil company that performed better than the broader market during the period. This company manages costs well and has benefited from higher oil prices. Although the fund owns two other oil stocks, Shell Transport & Trading of the United Kingdom and ENI of Italy, we are underweighted in the sector (relative to the benchmark index). We believe that, after a period in which the oil sector has generally outperformed others, stock valuations are less attractive. Also, we expect oil prices to fall from current elevated levels.

Other markets where the fund has significant exposure include the Netherlands and Switzerland. In these markets, we favor several global companies with strong brand names and cash flows, such as Nestl, Swatch Group, and Philips Electronics. We also believe that smaller, more peripheral markets such as Ireland, Spain, and the Scandinavian countries are likely to benefit from interest-rate cuts by the European Central Bank. The first rate cut occurred in December, 2002, and we believe more are likely. Economic activity in these smaller markets tends to respond more quickly to monetary policy than in large, more rigid economies such as Germany, where the fund does not have a large exposure.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Vodafone Group PLC
United Kingdom
Telecommunications

TotalFinaElf SA Class B
France
Oil and gas

Nestle SA
Switzerland
Food

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Novartis AG
Switzerland
Pharmaceuticals

HSBC Holdings PLC
United Kingdom
Banking

ENI SpA
Italy
Oil and gas

Nokia OYJ
Finland
Communications equipment

Shell Transport & Trading Co. PLC
United Kingdom
Oil and gas

BNP Paribas SA
France
Banking

Footnote reads:
These holdings represent 32.9% of the fund's net assets as of 12/31/02. Portfolio holdings will vary over time.


* STRONGER ECONOMIC GROWTH IS ANTICIPATED FOR 2003

We anticipate that economic conditions are likely to improve at a moderate pace in Europe and around the world during the course of 2003 and we have been building exposure to stocks in several sectors that we think can benefit, particularly technology and basic materials. In the technology sector, we have added SAP, a software company based in Germany. Basic materials companies are benefiting because commodity prices are well supported by demand from emerging economies, especially China, and industries have been consolidated, limiting price competition and helping companies generate more cash. In the metals industry, the fund holds several U.K. companies, including Rio Tinto, a leader in minerals exploration, mining, and processing.

As the second half of the fund's fiscal year begins, we expect a more positive tone in the markets, though not one free of volatility. Europe's internal growth, and the external stimulus it receives from global demand, both appear likely to gradually strengthen during the year, helped along by monetary stimulus from the European Central Bank. European companies also export to regions of the world where demand appears to be strengthening, such as North America, South America, and east Asia. We will continue to place a strong emphasis on companies that we consider to be under valued, because such stocks generally also tend to be less volatile. When combined with our sector and market research, we believe we have the capabilities to manage risks while pursuing the fund's goal of capital appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single sector or region may be subject to more volatility than funds investing in a diverse group of sectors or regions.

This fund is managed by the Putnam International Core Team. The members of the team are Omid Kamshad (Portfolio Leader), Joshua Byrne (Portfolio Member), Pamela Holding (Portfolio Member), Nicholas Melhuish (Portfolio Member), Simon Davis, Daniel Grana, Stephen Oler, Carmel Peters, and George Stairs.

The fund's name change to Putnam Europe Equity Fund, effective April 30, 2003, does not reflect any change in its investment objective. The new name is intended to better reflect the fund's blend management style and further clarify its positioning among Putnam's blend products, which may invest in both growth and value stocks.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended December 31, 2002. Performance should always be considered in light of a fund's investment strategy.

TOTAL RETURN FOR PERIODS ENDED 12/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (9/7/90)       (2/1/94)        (7/26/99)       (12/1/94)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -15.51% -20.39% -15.92% -20.10% -15.84% -16.68% -15.81% -18.77%
------------------------------------------------------------------------------
1 year          -19.52  -24.17  -20.24  -24.21  -20.16  -20.96  -20.08  -22.88
------------------------------------------------------------------------------
5 years         -10.67  -15.82  -13.92  -15.39  -13.90  -13.90  -12.74  -15.79
Annual average   -2.23   -3.39   -2.95   -3.29   -2.95   -2.95   -2.69   -3.38
------------------------------------------------------------------------------
10 years        126.03  113.06  110.03  110.03  109.72  109.72  116.40  108.84
Annual average    8.50    7.86    7.70    7.70    7.69    7.69    8.03    7.64
------------------------------------------------------------------------------
Annual average
(life of fund)    8.02    7.50    7.21    7.21    7.21    7.21    7.52    7.20
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/02

                              MSCI Europe            Consumer
                                Index               price index
------------------------------------------------------------------------------
6 months                       -14.44%                 1.06%
------------------------------------------------------------------------------
1 year                         -18.38                  2.43
------------------------------------------------------------------------------
5 years                        -10.78                 12.24
Annual average                  -2.26                  2.34
------------------------------------------------------------------------------
10 years                       115.09                 27.62
Annual average                   7.96                  2.47
------------------------------------------------------------------------------
Annual average
(life of fund)                   6.63                  2.65
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expense, without which returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.

LIPPER INFORMATION:

The average cumulative return for the 181 funds in the Lipper European Region Funds category over the 6 months ended 12/31/02 was -15.80%. Over the 1-, 5-, and 10-year periods ended 12/31/02, annualized returns for the category were -17.41%, -1.35%, and 7.22%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  1             1             1             1
------------------------------------------------------------------------------
Income                 $0.215        $0.086        $0.077        $0.127
------------------------------------------------------------------------------
Capital gains             --            --            --            --
------------------------------------------------------------------------------
  Total                $0.215        $0.086        $0.077        $0.127
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
6/30/02            $16.65  $17.67    $16.04        $16.43    $16.46  $17.06
------------------------------------------------------------------------------
12/31/02            13.85   14.69     13.40         13.75     13.73   14.23
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged index of securities from 16 European countries. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
December 31, 2002 (Unaudited)

COMMON STOCKS (99.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Denmark (1.7%)
-------------------------------------------------------------------------------------------------------------------
            726,424 Danske Bank A/S                                                                     $12,009,214

Finland (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,264,331 Nokia OYJ                                                                            20,098,937
            185,680 TietoEnator OYJ                                                                       2,532,842
                                                                                                      -------------
                                                                                                         22,631,779

France (17.3%)
-------------------------------------------------------------------------------------------------------------------
            103,456 Accor SA                                                                              3,132,937
            408,227 BNP Paribas SA                                                                       16,632,931
            309,263 Bouygues SA                                                                           8,638,447
            237,620 Compagnie de Saint Gobain                                                             6,971,397
             62,270 Dassault Systemes SA                                                                  1,342,082
            698,314 Havas Advertising SA                                                                  2,711,141
             67,940 Lafarge                                                                               5,118,582
            166,205 Peugeot SA                                                                            6,777,142
            337,375 Publicis Group SA                                                                     7,150,953
            270,243 Sanofi-Synthelabo SA                                                                 16,517,718
             53,622 Societe Generale                                                                      3,122,739
            233,722 Societe Television Francaise I                                                        6,243,925
            203,747 TotalFinaElf SA Class B                                                              29,097,054
            372,925 Vivendi Environnement                                                                 8,694,913
                                                                                                      -------------
                                                                                                        122,151,961

Germany (4.6%)
-------------------------------------------------------------------------------------------------------------------
            272,238 BASF AG                                                                              10,255,170
            267,767 Bayerische Motoren Werke (BMW) AG                                                     8,134,021
            622,293 Deutsche Lufthansa AG (NON)                                                           5,883,278
             54,260 Muenchener Rueckversicherungs-Gesellschaft AG                                         6,484,899
             23,900 SAP AG                                                                                1,873,347
                                                                                                      -------------
                                                                                                         32,630,715

Greece (0.4%)
-------------------------------------------------------------------------------------------------------------------
            273,540 Hellenic Telecommunication Organization SA                                            3,013,768

Ireland (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,126,046 Allied Irish Banks PLC                                                               15,194,862
            189,514 CRH PLC                                                                               2,336,570
            177,834 Irish Life & Permanent PLC                                                            1,921,993
                                                                                                      -------------
                                                                                                         19,453,425

Italy (6.9%)
-------------------------------------------------------------------------------------------------------------------
          1,271,306 ENI SpA                                                                              20,209,818
          1,356,709 Mediaset SpA                                                                         10,335,298
          1,466,233 Snam Rete Gas SpA 144A                                                                5,000,184
            732,000 Telecom Italia Mobile SpA                                                             3,341,181
          2,026,362 Telecom Italia SpA-RNC                                                               10,227,319
                                                                                                      -------------
                                                                                                         49,113,800

Netherlands (7.2%)
-------------------------------------------------------------------------------------------------------------------
             96,006 Gucci Group NV ADR                                                                    8,794,150
            399,510 Hagemeyer NV                                                                          2,892,520
            878,306 ING Groep NV                                                                         14,874,729
            810,699 Koninklijke (Royal) Philips Electronics NV                                           14,206,130
            628,143 Reed Elsevier NV                                                                      7,678,637
            101,160 VNU NV                                                                                2,637,758
                                                                                                      -------------
                                                                                                         51,083,924

Portugal (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,677,092 Portugal Telecom SGPS SA                                                             11,526,511

Spain (4.7%)
-------------------------------------------------------------------------------------------------------------------
            263,365 Altadis SA                                                                            6,007,825
             40,746 Banco Popular Espanol                                                                 1,666,154
            605,604 Iberdrola SA                                                                          8,483,395
            100,323 Industria de Diseno Textil (Inditex) SA                                               2,369,603
          1,643,772 Telefonica SA (NON)                                                                  14,712,629
                                                                                                      -------------
                                                                                                         33,239,606

Sweden (2.0%)
-------------------------------------------------------------------------------------------------------------------
            597,053 Investor AB Class B                                                                   3,565,928
            368,505 Svenska Handelsbanken AB Class A                                                      4,909,732
          7,753,907 Telefonaktiebolaget LM Ericsson AB Class B (NON)                                      5,432,589
                                                                                                      -------------
                                                                                                         13,908,249

Switzerland (15.5%)
-------------------------------------------------------------------------------------------------------------------
            160,365 Ciba Specialty Chemicals AG                                                          11,183,669
            338,328 Cie Financier Richemont AG                                                            6,314,738
             31,080 Converium Holding AG (NON)                                                            1,506,446
             55,680 Holcim, Ltd. Class B                                                                 10,110,454
            137,034 Nestle SA                                                                            29,046,489
            666,623 Novartis AG                                                                          24,329,835
             52,999 Swatch Group AG (The) Class B                                                         4,409,235
             13,801 Synthes-Stratec, Inc.                                                                 8,466,504
            289,216 UBS AG                                                                               14,060,128
                                                                                                      -------------
                                                                                                        109,427,498

United Kingdom (31.9%)
-------------------------------------------------------------------------------------------------------------------
            693,982 AstraZeneca PLC                                                                      24,801,223
            886,010 Barclays PLC                                                                          5,491,251
          2,563,016 BHP Billiton PLC                                                                     13,687,816
          1,633,644 BP PLC                                                                               11,229,417
          1,193,712 Brambles Industries PLC                                                               2,920,889
            280,700 Daily Mail and General Trust Class A                                                  2,627,629
            887,462 Diageo PLC                                                                            9,643,295
            349,678 GlaxoSmithKline PLC                                                                   6,709,907
            494,910 GUS PLC                                                                               4,596,994
          2,879,829 Hilton Group PLC                                                                      7,742,034
          1,838,710 HSBC Holdings PLC                                                                    20,320,094
            495,747 Imperial Tobacco Group PLC                                                            8,419,465
            209,402 Man Group PLC                                                                         2,990,036
            510,452 Reckitt Benckiser PLC                                                                 9,901,794
            352,465 Rio Tinto PLC                                                                         7,035,737
            327,461 Royal Bank of Scotland Group PLC                                                      7,843,943
            503,082 SABMiller PLC                                                                         3,575,538
            207,089 SABMiller PLC 144A                                                                    1,471,837
          2,820,801 Shell Transport & Trading Co. PLC                                                    18,572,385
          2,478,149 Tesco PLC                                                                             7,739,289
         16,305,229 Vodafone Group PLC                                                                   29,726,039
          2,222,533 William Morrison Supermarkets PLC                                                     7,728,121
          1,437,908 WPP Group PLC                                                                        10,983,459
                                                                                                      -------------
                                                                                                        225,758,192
                                                                                                      -------------
                    Total Common Stocks (cost $692,379,064)                                            $705,948,642

SHORT-TERM INVESTMENTS (0.4%) (a) (cost $2,777,950)
SHARES                                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------
          2,777,950 Short-term investments held in Putnam commingled cash account with yields ranging from 1.20% to 1.59% and due dates ranging
                    from January 2, 2003 to February 19, 2003 (d)                                        $2,777,950
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $695,157,014)                                              $708,726,592
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $707,946,096.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at December 31, 2002 (as a percentage of net assets):

              Banking                 12.6%
              Oil & gas               11.2
              Telecommunications      10.2
              Pharmaceuticals         10.2

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$695,157,014) (Note 1)                                                         $708,726,592
-------------------------------------------------------------------------------------------
Foreign currency (cost $4,723) (Note 1)                                               4,882
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,767,269
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              865,700
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      351,760
-------------------------------------------------------------------------------------------
Total assets                                                                    712,716,203

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    243,849
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,319,029
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,402,489
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          112,795
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        95,668
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,473
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              518,017
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               76,787
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,770,107
-------------------------------------------------------------------------------------------
Net assets                                                                     $707,946,096

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,045,563,148
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,732,840)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (348,701,091)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                13,816,879
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $707,946,096

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($395,916,560 divided by 28,594,369 shares)                                          $13.85
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.85)*                              $14.69
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($279,461,505 divided by 20,850,035 shares)**                                        $13.40
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($7,718,846 divided by 561,544 shares)**                                             $13.75
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($24,849,185 divided by 1,809,289 shares)                                            $13.73
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.73)*                              $14.23
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $620,006)                                       $5,041,013
-------------------------------------------------------------------------------------------
Interest                                                                             29,037
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,300
-------------------------------------------------------------------------------------------
Total investment income                                                           5,071,350

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,977,993
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,026,958
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    15,865
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,735
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               549,981
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,513,142
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                42,243
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               103,488
-------------------------------------------------------------------------------------------
Other                                                                               416,335
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,652,740
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (929,998)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,722,742
-------------------------------------------------------------------------------------------
Net investment loss                                                                (651,392)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (110,040,825)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (91,028)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                              17,411
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                    (41,560,540)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (151,674,982)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(152,326,374)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      December 31               June 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            $(651,392)           $7,972,698
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (110,131,853)         (129,459,566)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                          (41,543,129)          (13,856,221)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (152,326,374)         (135,343,089)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                             (6,108,247)           (4,809,935)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,792,896)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (43,371)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                               (232,136)              (29,039)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (126,099,275)         (303,033,459)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (286,602,299)         (443,215,522)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   994,548,395         1,437,763,917
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $2,732,840 and undistributed
net investment income of $6,095,202, respectively)                   $707,946,096          $994,548,395
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            December 31
operating performance                (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.65       $18.63       $26.71       $21.72       $23.68       $18.96
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .01          .17          .12          .11          .16          .31
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.59)       (2.02)       (6.05)        5.11         (.91)        5.91
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.58)       (1.85)       (5.93)        5.22         (.75)        6.22
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.13)        (.01)        (.19)        (.21)        (.37)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.14)        (.04)       (1.00)       (1.13)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.13)       (2.15)        (.23)       (1.21)       (1.50)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.85       $16.65       $18.63       $26.71       $21.72       $23.68
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.51)*      (9.96)      (23.32)       24.07        (2.99)       35.22
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $395,917     $570,806     $786,342   $1,094,311     $903,697     $791,871
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .70*        1.32         1.23         1.21         1.23         1.32
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .08*        1.01          .52          .46          .72         1.46
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.23*       76.68        88.89       110.71        65.08        48.86
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.04       $17.95       $25.99       $21.14       $23.11       $18.56
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.04)         .04         (.05)        (.07)          --(d)       .14
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.51)       (1.95)       (5.85)        4.98         (.88)        5.80
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.55)       (1.91)       (5.90)        4.91         (.88)        5.94
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.09)          --           --         (.02)        (.09)        (.26)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.14)        (.04)       (1.00)       (1.13)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.09)          --        (2.14)        (.06)       (1.09)       (1.39)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.40       $16.04       $17.95       $25.99       $21.14       $23.11
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.92)*     (10.64)      (23.87)       23.23        (3.66)       34.26
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $279,462     $378,679     $580,207     $877,126     $790,680     $633,294
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.08*        2.07         1.98         1.96         1.98         2.07
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.30)*        .23         (.24)        (.30)        (.01)         .69
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.23*       76.68        88.89       110.71        65.08        48.86
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                        ended                             For the period
Per-share                            December 31                          July 26, 1999+
operating performance                (Unaudited)    Year ended June 30      to June 30
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.43       $18.39       $26.56       $21.68
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.04)         .03         (.03)        (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.56)       (1.99)       (6.00)        5.10
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.60)       (1.96)       (6.03)        5.08
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.08)          --           --         (.16)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.14)        (.04)
----------------------------------------------------------------------------------------
Total distributions                     (.08)          --        (2.14)        (.20)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.75       $16.43       $18.39       $26.56
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.84)*     (10.66)      (23.85)       23.06*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,719      $10,751      $17,113      $13,501
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.08*        2.07         1.98         1.82*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.30)*        .20         (.12)        (.08)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.23*       76.68        88.89       110.71
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.46       $18.39       $26.50       $21.48       $23.51       $18.85
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .08          .01         (.02)         .02          .20
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.58)       (2.00)       (5.98)        5.08         (.85)        5.89
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.60)       (1.92)       (5.97)        5.06         (.83)        6.09
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.01)          --           --(d)      (.20)        (.30)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.14)        (.04)       (1.00)       (1.13)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.13)        (.01)       (2.14)        (.04)       (1.20)       (1.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.73       $16.46       $18.39       $26.50       $21.48       $23.51
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.81)*     (10.43)      (23.67)       23.58        (3.37)       34.56
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,849      $34,312      $54,103      $79,416      $97,950      $42,614
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .95*        1.82         1.73         1.71         1.73         1.82
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.17)*        .47          .04         (.08)         .07          .99
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.23*       76.68        88.89       110.71        65.08        48.86
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective October 1, 2002, a redemption fee of 1.00% may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $163,162,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $883,000    June 30, 2009
   162,279,000    June 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2003, approximately $54,131,000 of losses recognized during the period November 1, 2001 to June 30, 2002.

The aggregate identified cost on a tax basis is $716,433,090, resulting in gross unrealized appreciation and depreciation of $56,586,285 and $64,292,783, respectively, or net unrealized depreciation of $7,706,498.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, December 31, 2002, the fund's expenses were reduced by $929,998 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,385 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $14,168 and $12,206 from the sale of class A and class M shares, respectively, and received $387,871 and $984 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received $772 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $276,361,335 and $400,807,796, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,975,396         $98,378,156
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               410,231           5,624,263
---------------------------------------------------------------------------
                                             7,385,627         104,002,419

Shares repurchased                         (13,072,694)       (187,117,224)
---------------------------------------------------------------------------
Net decrease                                (5,687,067)       $(83,114,805)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,462,202        $470,339,433
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               260,915           4,417,295
---------------------------------------------------------------------------
                                            27,723,117         474,756,728

Shares repurchased                         (35,642,797)       (615,342,633)
---------------------------------------------------------------------------
Net decrease                                (7,919,680)      $(140,585,905)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    454,013          $6,213,376
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               122,327           1,624,501
---------------------------------------------------------------------------
                                               576,340           7,837,877

Shares repurchased                          (3,337,584)        (45,613,057)
---------------------------------------------------------------------------
Net decrease                                (2,761,244)       $(37,775,180)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,400,119         $23,268,780
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,400,119          23,268,780

Shares repurchased                         (10,110,307)       (166,313,989)
---------------------------------------------------------------------------
Net decrease                                (8,710,188)      $(143,045,209)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     42,219            $563,547
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,704              36,827
---------------------------------------------------------------------------
                                                44,923             600,374

Shares repurchased                            (137,749)         (1,916,556)
---------------------------------------------------------------------------
Net decrease                                   (92,826)        $(1,316,182)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,301,182         $22,086,174
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,301,182          22,086,174

Shares repurchased                          (1,577,571)        (26,979,005)
---------------------------------------------------------------------------
Net decrease                                  (276,389)        $(4,892,831)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    190,469          $2,634,576
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,013             109,062
---------------------------------------------------------------------------
                                               198,482           2,743,638

Shares repurchased                            (474,162)         (6,636,746)
---------------------------------------------------------------------------
Net decrease                                  (275,680)        $(3,893,108)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,886,967         $32,113,337
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   807              13,536
---------------------------------------------------------------------------
                                             1,887,774          32,126,873

Shares repurchased                          (2,744,994)        (46,636,387)
---------------------------------------------------------------------------
Net decrease                                  (857,220)       $(14,509,514)
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA005-84116  057/234/688  2/03